UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 19, 2026
(Date of earliest event reported)
1-800-FLOWERS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Jericho Plaza, Suite 200
Jericho, New York 11753
(Address of principal executive offices) (Zip Code)
(516) 237-6000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLWS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Disposition of Assets.
On October 19, 2026 (the "Closing Date"), 1-800-Flowers.com, Inc., a Delaware corporation (the “Company”), and certain of its wholly-owned subsidiaries (collectively with the Company, “Sellers”), completed the previously announced sale of Sellers' Personalization Mall, Things Remembered, and Personalization Universe businesses (collectively, the "Personalization Businesses"), pursuant to the Asset Purchase Agreement, dated September 26, 2026, by and among PlanetArt, LLC, a Delaware limited liability company (the “Purchaser”) and Sellers (the “Purchase Agreement”). On the Closing Date, the Sellers received cash consideration from Purchaser for the Personalization Businesses of $45.0 million, as adjusted for working capital and other negotiated purchase price adjustments specified in the Purchase Agreement.
The foregoing description of the Purchase Agreement and the sale of the Personalization Businesses does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 26, 2026, and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(b) Pro Forma Financial Information
Attached hereto as Exhibit 99.1 are the following unaudited pro forma condensed consolidated financial statements: unaudited pro forma consolidated balance sheet as of June 28, 2026 and unaudited pro forma consolidated statements of operations for the fiscal years ended June 28, 2026, June 29, 2025 and June 30, 2024, all of which reflect the sale of the Personalization Businesses.
(d) Exhibits
The following exhibits are filed with this Form 8-K:
2.1 Asset Purchase Agreement dated as of September 26, 2026, by and among PlanetArt, LLC, 1-800-Flowers.com, Inc., 800-Flowers, Inc., PersonalizationMall.com, LLC, Personalization Universe, LLC, and TR Acquisition, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, dated September 26, 2026).
99.1 Unaudited Pro Forma Consolidated Financial Statements of 1-800-Flowers.com, Inc.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, INC.

By:	/s/ James Langrock
James Langrock
Senior Vice President, Treasurer and Chief Financial Officer
Date: October 23, 2026